                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 15, 2006 and covers activity from April 26, 2006 through May 25, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June, 2006.


                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By: /s/ Stephen J. Bakonyi
                                             --------------------------------
                                          Name:  Stephen J. Bakonyi
                                          Title: Vice President
                                                 ABS Operations

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                     Trust Totals

Record Date:                                          May 31, 2006
Number of days in period                                        30
Beginning Number of Accounts                            19,859,800
Beginning Principal Receivable Balance, including
any additions or removals during
the monthly period                               26,383,168,356.62
        a. Addition of Principal Receivables                  0.00
        b. Removal of Principal Receivables                   0.00
Special Funding Account Balance                               0.00
Beginning Total Principal Balance                26,383,168,356.62
Finance Charge Collections (excluding               481,965,272.84
 Recoveries)
Recoveries                                           21,154,607.83
Total Collections of Finance Charge Receivables     503,119,880.67
Total Collections of Principal Receivables        7,079,235,590.52
Monthly Payment Rate                                      26.8324%
Defaulted amount                                     70,435,638.57
Annualized Default Rate                                    3.2758%
Trust Portfolio Yield                                     19.9533%
New Principal Receivables                         6,926,956,305.48
Ending Number of Accounts                               19,849,636
Ending Principal Receivables Balance             26,160,453,433.01
Ending Required Minimum Principal Balance        20,758,000,000.00
Ending Transferor Amount                          6,760,453,433.01
Ending Special Funding Account Balance                        0.00
Ending Total Principal Balance                   26,160,453,433.01

B. Series Allocations                                     Series 2001-5      Series 2001-6    Series 2001-7       Series 2002-1
---------------------                                     -------------      -------------    -------------       -------------

Group Number                                                             2                 2                 2                    2
Invested Amount                                             500,000,000.00              0.00    650,000,000.00       920,000,000.00
Adjusted Invested Amount                                    500,000,000.00              0.00    650,000,000.00       920,000,000.00
Principal Funding Account Balance                                     0.00              0.00              0.00                 0.00
Series Required Transferor Amount                            35,000,000.00              0.00     45,500,000.00        64,400,000.00
Series Allocation Percentage                                         2.58%             0.00%             3.35%                4.74%
Series Alloc. Financ
 Charge Collections                                          12,967,007.23              0.00     16,857,109.40        23,859,293.31
Series Allocable Recoveries                                     545,221.85              0.00        708,788.41         1,003,208.21
Series Alloc. Principal Collections                         182,454,525.53              0.00    237,190,883.19       335,716,326.97
Series Allocable Defaulted Amount                             1,815,351.51              0.00      2,359,956.96         3,340,246.78

B. Series Allocations                 Series 2002-2       Series 2002-3      Series 2002-5    Series 2002-6       Series 2003-1
---------------------                 -------------       -------------      -------------    -------------       -------------

Group Number                                          2                  2                 2                 2                    2
Invested Amount                          940,000,000.00     920,000,000.00    600,000,000.00    720,000,000.00       920,000,000.00
Adjusted Invested Amount                 940,000,000.00     920,000,000.00    600,000,000.00    720,000,000.00       920,000,000.00
Principal Funding Account Balance                  0.00               0.00              0.00              0.00                 0.00
Series Required Transferor Amount         65,800,000.00      64,400,000.00     42,000,000.00     50,400,000.00        64,400,000.00
Series Allocation Percentage                      4.85%              4.74%             3.09%             3.71%                4.74%
Series Alloc. Finance
 Charge Collections                       24,377,973.60      23,859,293.31     15,560,408.68     18,672,490.42        23,859,293.31
Series Allocable Recoveries                1,025,017.08       1,003,208.21        654,266.22        785,119.47         1,003,208.21
Series Alloc. Principal Collections      343,014,507.99     335,716,326.97    218,945,430.63    262,734,516.76       335,716,326.97
Series Allocable Defaulted Amount          3,412,860.84       3,340,246.78      2,178,421.81      2,614,106.17         3,340,246.78

B. Series Allocations                 Series 2003-2       Series 2003-3      Series 2003-4    Series 2004-1       Series 2004-2
---------------------                 -------------       -------------      -------------    -------------       -------------

Group Number                                          2                  2                 1                 2                    2
Invested Amount                        1,100,000,000.00     750,000,000.00    680,000,000.00    800,000,000.00       400,000,000.00
Adjusted Invested Amount               1,100,000,000.00     750,000,000.00    680,000,000.00    800,000,000.00       400,000,000.00
Principal Funding Account Balance                  0.00               0.00              0.00              0.00                 0.00
Series Required Transferor Amount         77,000,000.00      52,500,000.00     47,600,000.00     56,000,000.00        28,000,000.00
Series Allocation Percentage                      5.67%              3.87%             3.51%             4.12%                2.06%
Series Alloc. Finance
 Charge Collections                       28,527,415.91      19,450,510.85     17,635,129.84     20,747,211.57        10,373,605.79
Series Allocable Recoveries                1,199,488.07         817,832.78        741,501.72        872,354.96           436,177.48
Series Alloc. Principal Collections      401,399,956.16     273,681,788.29    248,138,154.72    291,927,240.85       145,963,620.42
Series Allocable Defaulted Amount          3,993,773.32       2,723,027.26      2,468,878.05      2,904,562.42         1,452,281.21

B. Series Allocations                 Series 2004-3       Series 2004-4      Series 2004-5    Series 2005-1       Series 2005-2
---------------------                 -------------       -------------      -------------    -------------       -------------

Group Number                                          1                  2                 2                 2                    2
Invested Amount                          600,000,000.00   1,100,000,000.00  1,000,000,000.00    600,000,000.00       600,000,000.00
Adjusted Invested Amount                 600,000,000.00   1,100,000,000.00  1,000,000,000.00    600,000,000.00       600,000,000.00
Principal Funding Account Balance                  0.00               0.00              0.00              0.00                 0.00
Series Required Transferor Amount         42,000,000.00      77,000,000.00     70,000,000.00     42,000,000.00        42,000,000.00
Series Allocation Percentage                      3.09%              5.67%             5.15%             3.09%                3.09%
Series Alloc. Finance
 Charge Collections                       15,560,408.68      28,527,415.91     25,934,014.47     15,560,408.68        15,560,408.68
Series Allocable Recoveries                  654,266.22       1,199,488.07      1,090,443.70        654,266.22           654,266.22
Series Alloc. Principal Collections      218,945,430.63     401,399,956.16    364,909,051.06    218,945,430.63       218,945,430.63
Series Allocable Defaulted Amount          2,178,421.81       3,993,773.32      3,630,703.02      2,178,421.81         2,178,421.81

B. Series Allocations                 Series 2005-3       Series 2005-4      Series 2005-5    Series 2005-6       Series 2005-7
---------------------                 -------------       -------------      -------------    -------------       -------------

Group Number                                          2                  2                 2                 2                    2
Invested Amount                          700,000,000.00     500,000,000.00  1,100,000,000.00    700,000,000.00       700,000,000.00
Adjusted Invested Amount                 700,000,000.00     500,000,000.00  1,100,000,000.00    700,000,000.00       700,000,000.00
Principal Funding Account Balance                  0.00               0.00              0.00              0.00                 0.00
Series Required Transferor Amount         49,000,000.00      35,000,000.00     77,000,000.00     49,000,000.00        49,000,000.00
Series Allocation Percentage                      3.61%              2.58%             5.67%             3.61%                3.61%
Series Alloc. Finance
 Charge Collections                       18,153,810.13      12,967,007.23     28,527,415.91     18,153,810.13        18,153,810.13
Series Allocable Recoveries                  763,310.59         545,221.85      1,199,488.07        763,310.59           763,310.59
Series Alloc. Principal Collections      255,436,335.74     182,454,525.53    401,399,956.16    255,436,335.74       255,436,335.74
Series Allocable Defaulted Amount          2,541,492.11       1,815,351.51      3,993,773.32      2,541,492.11         2,541,492.11

B. Series Allocations                       Series 2005-8     Series 2006-A   Series 2006-B                        Trust Total
---------------------                       -------------     -------------   -------------                        -----------

Group Number                                            2                2                2
Invested Amount                            500,000,000.00   700,000,000.00   700,000,000.00                     19,400,000,000.00
Adjusted Invested Amount                   500,000,000.00   700,000,000.00   700,000,000.00                     19,400,000,000.00
Principal Funding Account Balance                    0.00             0.00             0.00                                  0.00
Series Required Transferor Amount           35,000,000.00    49,000,000.00    49,000,000.00                      1,358,000,000.00
Series Allocation Percentage                        2.58%            3.61%            3.61%                                  100%
Series Alloc. Finance
 Charge Collections                         12,967,007.23    18,153,810.13    18,153,810.13                        503,119,880.67
Series Allocable Recoveries                    545,221.85       763,310.59       763,310.59                         21,154,607.83
Series Alloc. Principal Collections        182,454,525.53   255,436,335.74   255,436,335.74                      7,079,235,590.52
Series Allocable Defaulted Amount            1,815,351.51     2,541,492.11     2,541,492.11                         70,435,638.57

C. Group Allocations

1. Group 1 Allocations                      Series 2003-4    Series 2004-3                                         Group 1 Total
----------------------                      -------------    -------------                                         -------------
Invested Amount                            680,000,000.00   600,000,000.00                                       1,280,000,000.00
Investor Finance Charge
 Collections                                12,979,850.98    11,441,837.63                                          24,421,688.60

Investor Monthly Interest                    1,155,631.00     2,235,426.04                                           3,391,057.04
Investor Default Amount                      1,815,408.73     1,601,831.23                                           3,417,239.97
Investor Monthly Fees                        1,133,333.33     1,000,000.00                                           2,133,333.33
Investor Additional Amounts                          0.00             0.00                                                   0.00
Total                                        4,104,373.07     4,837,257.27                                           8,941,630.34

Reallocated Investor Finance
 Charge Collections                         12,321,547.92    12,087,705.68                                          24,409,253.60
Available Excess                             8,229,609.86     7,250,448.40                                          15,480,058.26

2. Group 2 Allocations                                       Series 2001-5     Series 2001-6      Series 2001-7    Series 2002-1
----------------------                                       -------------     -------------      -------------    -------------
Invested Amount                                             500,000,000.00             0.00      650,000,000.00    920,000,000.00
Investor Finance Charge Collections                           9,534,864.69             0.00       12,406,660.10     17,544,151.03

Investor Monthly Interest                                     2,287,382.36             0.00        2,941,860.82      4,159,863.82
Investor Default Amount                                       1,334,859.36             0.00        1,735,317.17      2,456,141.23
Investor Monthly Fees                                           833,333.33             0.00        1,083,333.33      1,533,333.33
Investor Additional Amounts                                           0.00             0.00                0.00              0.00
Total                                                         4,455,575.06             0.00        5,760,511.32      8,149,338.38

Reallocated Investor Finance
 Charge Collections                                           9,577,129.26             0.00       12,418,531.79     17,572,998.12
Investment Funding Account Proceeds
Available Excess                                              5,121,554.21             0.00        6,669,356.47      9,423,659.74

2. Group 2 Allocations                      Series 2002-2     Series 2002-3   Series 2002-5      Series 2002-6    Series 2003-1
----------------------                      -------------     -------------   -------------      -------------    -------------
Invested Amount                            940,000,000.00   920,000,000.00   600,000,000.00      720,000,000.00    920,000,000.00
Investor Finance Charge Collections         17,925,545.61    17,544,151.03    11,441,837.63       13,730,205.15     17,544,151.03

Investor Monthly Interest                    4,249,648.09     4,158,596.27     2,740,596.33        3,273,370.60      4,159,863.82
Investor Default Amount                      2,509,535.60     2,456,141.23     1,601,831.23        1,922,197.48      2,456,141.23
Investor Monthly Fees                        1,566,666.67     1,533,333.33     1,000,000.00        1,200,000.00      1,533,333.33
Investor Additional Amounts                          0.00             0.00             0.00                0.00              0.00
Total                                        8,325,850.36     8,148,070.83     5,342,427.57        6,395,568.08      8,149,338.38

Reallocated Investor Finance
 Charge Collections                         17,954,372.27    17,571,730.57    11,488,292.62       13,770,606.14     17,572,998.12
Investment Funding Account Proceeds
Available Excess                             9,628,521.91     9,423,659.74     6,145,865.05        7,375,038.06      9,423,659.74

2. Group 2 Allocations                      Series 2003-2     Series 2003-3     Series 2004-1    Series 2004-2    Series 2004-4
----------------------                      -------------     -------------     -------------    -------------    -------------
Invested Amount                          1,100,000,000.00   750,000,000.00   800,000,000.00      400,000,000.00  1,100,000,000.00
Investor Finance Charge Collections         20,976,702.31    14,302,297.03    15,255,783.50        7,627,891.75     20,976,702.31

Investor Monthly Interest                    4,971,476.89     3,388,610.00     3,593,024.00        1,829,217.00      4,943,628.56
Investor Default Amount                      2,936,690.60     2,002,289.04     2,135,774.98        1,067,887.49      2,936,690.60
Investor Monthly Fees                        1,833,333.33     1,250,000.00     1,333,333.33          666,666.67      1,833,333.33
Investor Additional Amounts                          0.00             0.00             0.00                0.00              0.00
Total                                        9,741,500.82     6,640,899.04     7,062,132.31        3,563,771.16      9,713,652.49

Reallocated Investor Finance
 Charge Collections                         21,008,920.08    14,323,230.36     15,256,619.05        7,661,014.52     20,981,071.74
Investment Funding Account Proceeds
Available Excess                            11,267,419.26     7,682,331.31      8,194,486.73        4,097,243.37     11,267,419.26

2. Group 2 Allocations                  Series 2004-5      Series 2005-1      Series 2005-2     Series 2005-3     Series 2005-4
----------------------                  -------------      -------------      -------------     -------------     -------------
Invested Amount                          1,000,000,000.00    600,000,000.00    600,000,000.00     700,000,000.00     500,000,000.00
Investor Finance Charge Collections         19,069,729.38     11,441,837.63     11,441,837.63      13,348,810.56       9,534,864.69

Investor Monthly Interest                    4,491,495.28      2,657,929.67      2,701,768.83       3,082,382.53       2,237,007.36
Investor Default Amount                      2,669,718.72      1,601,831.23      1,601,831.23       1,868,803.11       1,334,859.36
Investor Monthly Fees                        1,666,666.67      1,000,000.00      1,000,000.00       1,166,666.67         833,333.33
Investor Additional Amounts                          0.00              0.00              0.00               0.00               0.00
Total                                        8,827,880.67      5,259,760.90      5,303,600.07       6,117,852.30       4,405,200.06

Reallocated Investor Finance
 Charge Collections                         19,070,989.08     11,405,625.95     11,449,465.12      13,288,028.19       9,526,754.26
Investment Funding Account Proceeds
Available Excess                            10,243,108.42      6,145,865.05      6,145,865.05       7,170,175.89       5,121,554.21

2. Group 2 Allocations                  Series 2005-5      Series 2005-6      Series 2005-7     Series 2005-8     Series 2006-A
----------------------                  -------------      -------------      -------------     -------------     -------------
Invested Amount                          1,100,000,000.00    700,000,000.00    700,000,000.00     500,000,000.00     700,000,000.00
Investor Finance Charge Collections         20,976,702.31     13,348,810.56     13,348,810.56       9,534,864.69      13,348,810.56

Investor Monthly Interest                    4,884,190.36      3,082,382.53      3,132,171.97       2,216,555.97       3,074,908.08
Investor Default Amount                      2,936,690.60      1,868,803.11      1,868,803.11       1,334,859.36       1,868,803.11
Investor Monthly Fees                        1,833,333.33      1,166,666.67      1,166,666.67         833,333.33       1,166,666.67
Investor Additional Amounts                          0.00              0.00              0.00               0.00               0.00
Total                                        9,654,214.29      6,117,852.30      6,167,641.75       4,384,748.67       6,110,377.86

Reallocated Investor Finance
 Charge Collections                         20,921,633.55     13,288,028.19     13,337,817.64       9,506,302.88      13,280,553.75
Investment Funding Account Proceeds
Available Excess                            11,267,419.26      7,170,175.89      7,170,175.89       5,121,554.21       7,170,175.89

2. Group 2 Allocations                  Series 2006-B                                                                Group 2 Total
----------------------                  -------------                                                                -------------
Invested Amount                            700,000,000.00                                                         18,120,000,000.00
Investor Finance Charge Collections         13,348,810.56                                                            345,554,832.31

Investor Monthly Interest                    3,105,137.39                                                             81,363,068.53
Investor Default Amount                      1,868,803.11                                                             48,375,303.28
Investor Monthly Fees                        1,166,666.67                                                             30,200,000.00
Investor Additional Amounts                          0.00                                                                      0.00
Total                                        6,140,607.16                                                            159,938,371.82

Reallocated Investor Finance
 Charge Collections                         13,310,783.05                                                            345,543,496.31
Investment Funding Account Proceeds
Available Excess                             7,170,175.89                                                            185,628,895.50




                                           GROUP I           GROUP II
Group Investor Finance
 Charge Collections                         24,409,253.60    345,543,496.31
Group Expenses                               8,941,630.34    159,938,371.82
Reallocable Investor Finance
 Charge Collections                         15,467,623.26    185,605,124.50

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                        238,476,576
61-90 Days Delinquent:                        131,342,975
90+ Days Delinquent:                          228,954,140
Total 30+ Days Delinquent:                    598,773,690

II. Series 2001-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               679,978,565.89      500,000,000.00    179,978,565.89
Beginning Adjusted Invested Amount                             N/A      500,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              12,967,007.23        9,534,864.69      3,432,142.55
Collections of Principal Receivables                182,454,525.53      134,161,968.24     48,292,557.28
Defaulted Amount                                      1,815,351.51        1,334,859.36        480,492.15

Ending Invested / Transferor Amounts                674,238,490.54      500,000,000.00    174,238,490.54


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.2606%             5.5306%           5.5806%
Monthly Interest Due                                  1,868,619.61          190,499.48        228,263.27        2,287,382.36
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    1,868,619.61          190,499.48        228,263.27        2,287,382.36
Investor Default Amount                               1,101,258.97          106,788.75        126,811.64        1,334,859.36
Investor Monthly Fees Due                               687,500.00           66,666.67         79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,657,378.59          363,954.89        434,241.57        4,455,575.06

Reallocated Investor Finance Charge Collections                                                                 9,577,129.26
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0562%
Base Rate                                                                                                            7.3488%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      412,500,000.00       40,000,000.00     47,500,000.00      500,000,000.00
Interest Distributions                                1,868,619.61          190,499.48        228,263.27        2,287,382.36
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   1,868,619.61          190,499.48        228,263.27        2,287,382.36
Ending Certificates Balance                         412,500,000.00       40,000,000.00     47,500,000.00      500,000,000.00

 D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.53

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.53

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $228,263.27

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $228,263.27

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                               $7,901,131.64

       a. Class A Monthly Interest:                           $1,868,619.61
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,101,258.97
       e. Excess Spread:                                      $4,931,253.05

   2.  Class B Available Funds:                                 $766,170.34

       a. Class B Monthly Interest:                             $190,499.48
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $575,670.86

   3.  Collateral Available Funds:                              $909,827.28

       a. Excess Spread:                                        $909,827.28

   4.  Total Excess Spread:                                   $6,416,751.20

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2001-5 Allocable Principal
       Collections:                                         $182,454,525.53

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal
       Collections:                                         $134,161,968.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $134,161,968.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,334,859.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $135,496,827.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $47,500,000.00

   2.  Required Collateral Invested Amount                   $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $135,496,827.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                         $6,416,751.20
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $106,788.75
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $228,263.27
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                        $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $126,811.64
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $5,121,554.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.3488%
       b. Prior Monthly Period                                      7.3772%
       c. Second Prior Monthly Period                               6.8934%

   2.  Three Month Average Base Rate                                7.2064%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   20.0562%
       b. Prior Monthly Period                                     19.3262%
       c. Second Prior Monthly Period                              20.2001%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.8608%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

III. Series 2001-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount                         0.00                0.00              0.00
Beginning Adjusted Invested Amount                             N/A                0.00               N/A
Floating Allocation Percentage                                 N/A             0.0000%           0.0000%
Principal Allocation Percentage                                N/A             0.0000%           0.0000%
Collections of Finance Chg. Receivables                       0.00                0.00              0.00
Collections of Principal Receivables                          0.00                0.00              0.00
Defaulted Amount                                              0.00                0.00              0.00

Ending Invested / Transferor Amounts                          0.00                0.00              0.00


----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                      May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        0.0000%             0.0000%           0.0000%
Monthly Interest Due                                          0.00                0.00                 -                0.00
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                            0.00                0.00              0.00                0.00
Investor Default Amount                                       0.00                0.00              0.00                0.00
Investor Monthly Fees Due                                     0.00                0.00              0.00                0.00
Investor Additional Amounts Due
Total Due                                                     0.00                0.00              0.00                0.00

Reallocated Investor Finance Charge Collections                                                                         0.00
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                      0.0000%
Base Rate                                                                                                            0.0000%
Excess Spread Percentage                                                                                             0.0000%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                                0.00                0.00              0.00                0.00
Interest Distributions                                        0.00                0.00              0.00                0.00
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                           0.00                0.00              0.00                0.00
Ending Certificates Balance                                   0.00                0.00              0.00                0.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                                0.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                            0.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                                0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                    0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                   0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                   0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                               0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                   0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                          0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                           0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                           0.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                            0.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                       0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                         0.00

   5.  Amount of the distribution in
       respect of class B principal:                                   0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                     0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                   0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                               0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                           0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                                0.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                               0.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                            0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                              0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                       0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                        0.00

       a. Class A Monthly Interest:                                    0.00
       b. Class A Outstanding Monthly Interest:                        0.00
       c. Class A Additional Interest:                                 0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):                0.00
       e. Excess Spread:                                               0.00

   2.  Class B Available Funds:                                        0.00

       a. Class B Monthly Interest:                                    0.00
       b. Class B Outstanding Monthly Interest:                        0.00
       c. Class B Additional Interest:                                 0.00
       d. Excess Spread:                                               0.00

   3.  Collateral Available Funds:                                     0.00

       a. Excess Spread:                                               0.00

   4.  Total Excess Spread:                                            0.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               0.00%

   2.  Series 2001-6 Allocable Principal
       Collections:                                                    0.00

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal
       Collections:                                                    0.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                           0.00

   5.  Item 3 minus item 4:                                            0.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                    0.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                         0.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                      0.00

   2.  Required Collateral Invested Amount                             0.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                       0.00

   4.  Treated as Shared Principal Collections:                        0.00

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                                  0.00
   2.  Excess Finance Charge Collections:                              0.00
   3.  Applied to fund Class A Required Amount:                        0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                             0.00
   5.  Applied to fund Class B overdue Interest:                       0.00
   6.  Applied to fund Class B Required Amount:                        0.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                     0.00
   8.  Applied to Collateral Monthly Interest:                         0.00
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                               0.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                                0.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                     0.00
   12. Deposited to Reserve Account:                                   0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                     0.00
   l4. Balance:                                                        0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      0.00%
       b. Prior Monthly Period                                        0.00%
       c. Second Prior Monthly Period                                 0.00%

   2.  Three Month Average Base Rate                                  0.00%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      0.00%
       b. Prior Monthly Period                                        0.00%
       c. Second Prior Monthly Period                                 0.00%

   4.  Three Month Average Series Adjusted Portfolio Yield            0.00%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

IV. Series 2001-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               883,972,135.66      650,000,000.00    233,972,135.66
Beginning Adjusted Invested Amount                             N/A      650,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              16,857,109.40       12,406,660.10      4,461,785.31
Collections of Principal Receivables                237,190,883.19      174,410,558.72     62,780,324.47
Defaulted Amount                                      2,359,956.96        1,735,317.17        624,639.79

Ending Invested / Transferor Amounts                876,510,037.70      650,000,000.00    226,510,037.70


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                       2,681,250.00                0.00              0.00        2,681,250.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                       2,681,250.00                0.00              0.00        2,681,250.00

LIBOR Determination Date                      May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.2006%             5.4406%           5.5806%
Monthly Interest Due                                  2,401,499.25          243,619.32        296,742.25        2,941,860.82
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,401,499.25          243,619.32        296,742.25        2,941,860.82
Investor Default Amount                               1,431,636.67          138,825.37        164,855.13        1,735,317.17
Investor Monthly Fees Due                               893,750.00           86,666.67        102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,726,885.91          469,111.36        564,514.05        5,760,511.32

Reallocated Investor Finance Charge Collections                                                                12,418,531.79
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                        11,336.00
Series Adjusted Portfolio Yield                                                                                     20.0180%
Base Rate                                                                                                            7.2913%
Excess Spread Percentage                                                                                            12.3127%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      536,250,000.00       52,000,000.00     61,750,000.00      650,000,000.00
Interest Distributions                                2,401,499.25          243,619.32        296,742.25        2,941,860.82
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,401,499.25          243,619.32        296,742.25        2,941,860.82
Ending Certificates Balance                         536,250,000.00       52,000,000.00     61,750,000.00      650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.48

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.48

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.68

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.68

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $296,742.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $296,742.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $10,254,640.93

       a. Class A Monthly Interest:                           $2,401,499.25
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,431,636.67
       e. Excess Spread:                                      $6,421,505.02

   2.  Class B Available Funds:                                 $994,389.42

       a. Class B Monthly Interest:                             $243,619.32
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $750,770.10

   3.  Collateral Available Funds:                            $1,180,837.44

       a. Excess Spread:                                      $1,180,837.44

   4.  Total Excess Spread:                                   $8,353,112.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2001-7 Allocable Principal
       Collections:                                         $237,190,883.19

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal
       Collections:                                         $174,410,558.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $174,410,558.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,735,317.17

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $176,145,875.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $61,750,000.00

   2.  Required Collateral Invested Amount                   $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $176,145,875.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                         $8,353,112.56
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $138,825.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $296,742.25
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $164,855.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $6,669,356.47

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2913%
       b. Prior Monthly Period                                      7.3197%
       c. Second Prior Monthly Period                               6.8359%

   2.  Three Month Average Base Rate                                7.1489%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   20.0180%
       b. Prior Monthly Period                                     19.2910%
       c. Second Prior Monthly Period                              20.1368%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.8153%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

V. Series 2002-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,251,160,561.24      920,000,000.00    331,160,561.24
Beginning Adjusted Invested Amount                             N/A      920,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              23,859,293.31       17,544,151.03      6,315,142.28
Collections of Principal Receivables                335,716,326.97      246,858,021.57     88,858,305.40
Defaulted Amount                                      3,340,246.78        2,456,141.23        884,105.55

Ending Invested / Transferor Amounts              1,240,598,822.60      920,000,000.00    320,598,822.60


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                      May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1906%             5.4806%           5.5806%
Monthly Interest Due                                  3,392,509.26          347,350.15        420,004.41        4,159,863.82
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    3,392,509.26          347,350.15        420,004.41        4,159,863.82
Investor Default Amount                               2,026,316.51          196,491.30        233,333.42        2,456,141.23
Investor Monthly Fees Due                             1,265,000.00          122,666.67        145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,683,825.77          666,508.11        799,004.50        8,149,338.38

Reallocated Investor Finance Charge Collections                                                                17,572,998.12
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9915%
Base Rate                                                                                                            7.2862%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      759,000,000.00       73,600,000.00     87,400,000.00      920,000,000.00
Interest Distributions                                3,392,509.26          347,350.15        420,004.41        4,159,863.82
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   3,392,509.26          347,350.15        420,004.41        4,159,863.82
Ending Certificates Balance                         759,000,000.00       73,600,000.00     87,400,000.00      920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.47

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $420,004.41

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $420,004.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $14,497,723.45

       a. Class A Monthly Interest:                           $3,392,509.26
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,026,316.51
       e. Excess Spread:                                      $9,078,897.68

   2.  Class B Available Funds:                               $1,405,839.85

       a. Class B Monthly Interest:                             $347,350.15
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,058,489.70

   3.  Collateral Available Funds:                            $1,669,434.82

       a. Excess Spread:                                      $1,669,434.82

   4.  Total Excess Spread:                                  $11,806,822.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2002-1 Allocable Principal
       Collections:                                         $335,716,326.97

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal
       Collections:                                         $246,858,021.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $246,858,021.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,456,141.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $249,314,162.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $87,400,000.00

   2.  Required Collateral Invested Amount                   $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $249,314,162.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                        $11,806,822.21
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $196,491.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $420,004.41
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $233,333.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $9,423,659.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2862%
       b. Prior Monthly Period                                      7.3146%
       c. Second Prior Monthly Period                               6.8308%

   2.  Three Month Average Base Rate                                7.1438%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9915%
       b. Prior Monthly Period                                     19.2678%
       c. Second Prior Monthly Period                              20.1312%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7968%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

VI. Series 2002-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,278,359,703.88      940,000,000.00    338,359,703.88
Beginning Adjusted Invested Amount                             N/A      940,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              24,377,973.60       17,925,545.61      6,452,427.99
Collections of Principal Receivables                343,014,507.99      252,224,500.30     90,790,007.69
Defaulted Amount                                      3,412,860.84        2,509,535.60        903,325.24

Ending Invested / Transferor Amounts              1,267,568,362.22      940,000,000.00    327,568,362.22


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1906%             5.4706%           5.5806%
Monthly Interest Due                                  3,466,259.46          354,253.68        429,134.95        4,249,648.09
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    3,466,259.46          354,253.68        429,134.95        4,249,648.09
Investor Default Amount                               2,070,366.87          200,762.85        238,405.88        2,509,535.60
Investor Monthly Fees Due                             1,292,500.00          125,333.33        148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                             6,829,126.33          680,349.87        816,374.16        8,325,850.36

Reallocated Investor Finance Charge Collections                                                                17,954,372.27
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9907%
Base Rate                                                                                                            7.2854%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      775,500,000.00       75,200,000.00     89,300,000.00      940,000,000.00
Interest Distributions                                3,466,259.46          354,253.68        429,134.95        4,249,648.09
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   3,466,259.46          354,253.68        429,134.95        4,249,648.09
Ending Certificates Balance                         775,500,000.00       75,200,000.00     89,300,000.00      940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.47

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.71

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.71

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $429,134.95

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $429,134.95

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $14,812,357.12

       a. Class A Monthly Interest:                           $3,466,259.46
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,070,366.87
       e. Excess Spread:                                      $9,275,730.79

   2.  Class B Available Funds:                               $1,436,349.78

       a. Class B Monthly Interest:                             $354,253.68
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,082,096.10

   3.  Collateral Available Funds:                            $1,705,665.37

       a. Excess Spread:                                     $1,705,665.37

   4.  Total Excess Spread:                                 $12,063,492.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2002-2 Allocable Principal
       Collections:                                         $343,014,507.99

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal
       Collections:                                         $252,224,500.30

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $252,224,500.30

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,509,535.60

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $254,734,035.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $89,300,000.00

   2.  Required Collateral Invested Amount                   $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $254,734,035.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                        $12,063,492.25
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $200,762.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $429,134.95
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $238,405.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $9,628,521.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2854%
       b. Prior Monthly Period                                      7.3137%
       c. Second Prior Monthly Period                               6.8299%

   2.  Three Month Average Base Rate                                7.1430%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9907%
       b. Prior Monthly Period                                     19.2670%
       c. Second Prior Monthly Period                              20.1303%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7960%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

VII. Series 2002-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,251,160,561.24      920,000,000.00    331,160,561.24
Beginning Adjusted Invested Amount                             N/A      920,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              23,859,293.31       17,544,151.03      6,315,142.28
Collections of Principal Receivables                335,716,326.97      246,858,021.57     88,858,305.40
Defaulted Amount                                      3,340,246.78        2,456,141.23        884,105.55

Ending Invested / Transferor Amounts              1,240,598,822.60      920,000,000.00    320,598,822.60


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1906%             5.4606%           5.5806%
Monthly Interest Due                                  3,392,509.26          346,082.59        420,004.41        4,158,596.27
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    3,392,509.26          346,082.59        420,004.41        4,158,596.27
Investor Default Amount                               2,026,316.51          196,491.30        233,333.42        2,456,141.23
Investor Monthly Fees Due                             1,265,000.00          122,666.67        145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,683,825.77          665,240.56        799,004.50        8,148,070.83

Reallocated Investor Finance Charge Collections                                                                17,571,730.57
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9898%
Base Rate                                                                                                            7.2846%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      759,000,000.00       73,600,000.00     87,400,000.00      920,000,000.00
Interest Distributions                                3,392,509.26          346,082.59        420,004.41        4,158,596.27
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   3,392,509.26          346,082.59        420,004.41        4,158,596.27
Ending Certificates Balance                         759,000,000.00       73,600,000.00     87,400,000.00      920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.47

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.70

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.70

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $420,004.41

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $420,004.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $14,496,677.72

       a. Class A Monthly Interest:                           $3,392,509.26
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,026,316.51
       e. Excess Spread:                                      $9,077,851.95

   2.  Class B Available Funds:                               $1,405,738.45

       a. Class B Monthly Interest:                             $346,082.59
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,059,655.85

   3.  Collateral Available Funds:                            $1,669,314.40

       a. Excess Spread:                                      $1,669,314.40

   4.  Total Excess Spread:                                  $11,806,822.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2002-3 Allocable Principal
       Collections:                                         $335,716,326.97

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal
       Collections:                                         $246,858,021.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $246,858,021.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,456,141.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $249,314,162.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $87,400,000.00

   2.  Required Collateral Invested Amount                   $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $249,314,162.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                        $11,806,822.21
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $196,491.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $420,004.41
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $233,333.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $9,423,659.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2846%
       b. Prior Monthly Period                                      7.3129%
       c. Second Prior Monthly Period                               6.8291%

   2.  Three Month Average Base Rate                                7.1422%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9898%
       b. Prior Monthly Period                                     19.2663%
       c. Second Prior Monthly Period                              20.1294%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7952%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

VIII. Series 2002-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               815,974,279.07      600,000,000.00    215,974,279.07
Beginning Adjusted Invested Amount                             N/A      600,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              15,560,408.68       11,441,837.63      4,118,571.05
Collections of Principal Receivables                218,945,430.63      160,994,361.89     57,951,068.74
Defaulted Amount                                      2,178,421.81        1,601,831.23        576,590.58

Ending Invested / Transferor Amounts                809,086,188.65      600,000,000.00    209,086,188.65


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.2506%             5.5306%           5.5806%
Monthly Interest Due                                  2,238,081.04          228,599.37        273,915.92        2,740,596.33
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,238,081.04          228,599.37        273,915.92        2,740,596.33
Investor Default Amount                               1,321,510.77          128,146.50        152,173.97        1,601,831.23
Investor Monthly Fees Due                               825,000.00           80,000.00         95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,384,591.81          436,745.87        521,089.89        5,342,427.57

Reallocated Investor Finance Charge Collections                                                                11,488,292.62
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0476%
Base Rate                                                                                                            7.3404%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      495,000,000.00       48,000,000.00     57,000,000.00      600,000,000.00
Interest Distributions                                2,238,081.04          228,599.37        273,915.92        2,740,596.33
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,238,081.04          228,599.37        273,915.92        2,740,596.33
Ending Certificates Balance                         495,000,000.00       48,000,000.00     57,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $273,915.92

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $273,915.92

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                               $9,477,841.41

       a. Class A Monthly Interest:                           $2,238,081.04
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,321,510.77
       e. Excess Spread:                                      $5,918,249.60

   2.  Class B Available Funds:                                 $919,063.41

       a. Class B Monthly Interest:                             $228,599.37
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $690,464.04

   3.  Collateral Available Funds:                            $1,091,387.80

       a. Excess Spread:                                      $1,091,387.80

   4.  Total Excess Spread:                                   $7,700,101.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2002-5 Allocable Principal
       Collections:                                         $218,945,430.63

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal
       Collections:                                         $160,994,361.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $160,994,361.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,601,831.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $162,596,193.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $57,000,000.00

   2.  Required Collateral Invested Amount                   $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $162,596,193.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                         $7,700,101.44
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $128,146.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $273,915.92
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $152,173.97
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $6,145,865.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.3404%
       b. Prior Monthly Period                                      7.3688%
       c. Second Prior Monthly Period                               6.8850%

   2.  Three Month Average Base Rate                                7.1981%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   20.0475%
       b. Prior Monthly Period                                     19.3184%
       c. Second Prior Monthly Period                              20.1909%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.8523%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

IX. Series 2002-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               979,169,134.88      720,000,000.00    259,169,134.88
Beginning Adjusted Invested Amount                             N/A      720,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              18,672,490.42       13,730,205.15      4,942,285.27
Collections of Principal Receivables                262,734,516.76      193,193,234.27     69,541,282.49
Defaulted Amount                                      2,614,106.17        1,922,197.48        691,908.69

Ending Invested / Transferor Amounts                970,903,426.38      720,000,000.00    250,903,426.38


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                      May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.2206%             5.5306%           5.5806%
Monthly Interest Due                                  2,670,352.25          274,319.25        328,699.11        3,273,370.60
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,670,352.25          274,319.25        328,699.11        3,273,370.60
Investor Default Amount                               1,585,812.92          153,775.80        182,608.76        1,922,197.48
Investor Monthly Fees Due                               990,000.00           96,000.00        114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                             5,246,165.17          524,095.05        625,307.87        6,395,568.08

Reallocated Investor Finance Charge Collections                                                                13,770,606.14
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0216%
Base Rate                                                                                                            7.3153%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      594,000,000.00       57,600,000.00     68,400,000.00      720,000,000.00
Interest Distributions                                2,670,352.25          274,319.25        328,699.11        3,273,370.60
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,670,352.25          274,319.25        328,699.11        3,273,370.60
Ending Certificates Balance                         594,000,000.00       57,600,000.00     68,400,000.00      720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.50

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.50

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.76

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.76

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $328,699.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $328,699.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,360,750.07

       a. Class A Monthly Interest:                           $2,670,352.25
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,585,812.92
       e. Excess Spread:                                      $7,104,584.90

   2.  Class B Available Funds:                               $1,101,648.49

       a. Class B Monthly Interest:                             $274,319.25
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $827,329.24

   3.  Collateral Available Funds:                            $1,308,207.58

       a. Excess Spread:                                      $1,308,207.58

   4.  Total Excess Spread:                                   $9,240,121.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2002-6 Allocable Principal
       Collections:                                         $262,734,516.76

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal
       Collections:                                         $193,193,234.27

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $193,193,234.27

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,922,197.48

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $195,115,431.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $68,400,000.00

   2.  Required Collateral Invested Amount                   $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $195,115,431.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                         $9,240,121.73
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $153,775.80
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $328,699.11
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $182,608.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $7,375,038.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.3153%
       b. Prior Monthly Period                                      7.3437%
       c. Second Prior Monthly Period                               6.8599%

   2.  Three Month Average Base Rate                                7.1730%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   20.0216%
       b. Prior Monthly Period                                     19.2950%
       c. Second Prior Monthly Period                              20.1633%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.8266%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

X. Series 2003-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,251,160,561.24      920,000,000.00    331,160,561.24
Beginning Adjusted Invested Amount                             N/A      920,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              23,859,293.31       17,544,151.03      6,315,142.28
Collections of Principal Receivables                335,716,326.97      246,858,021.57     88,858,305.40
Defaulted Amount                                      3,340,246.78        2,456,141.23        884,105.55

Ending Invested / Transferor Amounts              1,240,598,822.60      920,000,000.00    320,598,822.60


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                      May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1906%             5.4806%           5.5806%
Monthly Interest Due                                  3,392,509.26          347,350.15        420,004.41        4,159,863.82
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    3,392,509.26          347,350.15        420,004.41        4,159,863.82
Investor Default Amount                               2,026,316.51          196,491.30        233,333.42        2,456,141.23
Investor Monthly Fees Due                             1,265,000.00          122,666.67        145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             6,683,825.77          666,508.11        799,004.50        8,149,338.38

Reallocated Investor Finance Charge Collections                                                                17,572,998.12
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9915%
Base Rate                                                                                                            7.2862%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      759,000,000.00       73,600,000.00     87,400,000.00      920,000,000.00
Interest Distributions                                3,392,509.26          347,350.15        420,004.41        4,159,863.82
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   3,392,509.26          347,350.15        420,004.41        4,159,863.82
Ending Certificates Balance                         759,000,000.00       73,600,000.00     87,400,000.00      920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.47

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.72

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.72

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $420,004.41

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $420,004.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $14,497,723.45

       a. Class A Monthly Interest:                           $3,392,509.26
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,026,316.51
       e. Excess Spread:                                      $9,078,897.68

   2.  Class B Available Funds:                               $1,405,839.85

       a. Class B Monthly Interest:                             $347,350.15
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,058,489.70

   3.  Collateral Available Funds:                            $1,669,434.82

       a. Excess Spread:                                      $1,669,434.82

   4.  Total Excess Spread:                                  $11,806,822.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2003-1 Allocable Principal
       Collections:                                         $335,716,326.97

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal
       Collections:                                         $246,858,021.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $246,858,021.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,456,141.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $249,314,162.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $87,400,000.00

   2.  Required Collateral Invested Amount                   $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $249,314,162.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                        $11,806,822.21
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $196,491.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $420,004.41
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $233,333.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $9,423,659.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2862%
       b. Prior Monthly Period                                      7.3146%
       c. Second Prior Monthly Period                               6.8308%

   2.  Three Month Average Base Rate                                7.1438%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9915%
       b. Prior Monthly Period                                     19.2678%
       c. Second Prior Monthly Period                              20.1312%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7968%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XI. Series 2003-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,495,952,844.96    1,100,000,000.00    395,952,844.96
Beginning Adjusted Invested Amount                             N/A    1,100,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              28,527,415.91       20,976,702.31      7,550,713.60
Collections of Principal Receivables                401,399,956.16      295,156,330.14    106,243,626.02
Defaulted Amount                                      3,993,773.32        2,936,690.60      1,057,082.72

Ending Invested / Transferor Amounts              1,483,324,679.19    1,100,000,000.00    383,324,679.19


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                      May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1906%             5.4506%           5.5806%
Monthly Interest Due                                  4,056,261.07          413,036.63        502,179.19        4,971,476.89
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    4,056,261.07          413,036.63        502,179.19        4,971,476.89
Investor Default Amount                               2,422,769.74          234,935.25        278,985.61        2,936,690.60
Investor Monthly Fees Due                             1,512,500.00          146,666.67        174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                             7,991,530.81          794,638.54        955,331.46        9,741,500.82

Reallocated Investor Finance Charge Collections                                                                21,008,920.08
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9890%
Base Rate                                                                                                            7.2837%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      907,500,000.00       88,000,000.00    104,500,000.00    1,100,000,000.00
Interest Distributions                                4,056,261.07          413,036.63        502,179.19        4,971,476.89
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   4,056,261.07          413,036.63        502,179.19        4,971,476.89
Ending Certificates Balance                         907,500,000.00       88,000,000.00    104,500,000.00    1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.47

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.69

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.69

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $502,179.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $502,179.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $17,332,359.06

       a. Class A Monthly Interest:                           $4,056,261.07
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,422,769.74
       e. Excess Spread:                                     $10,853,328.25

   2.  Class B Available Funds:                               $1,680,713.61

       a. Class B Monthly Interest:                             $413,036.63
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,267,676.98

   3.  Collateral Available Funds:                            $1,995,847.41

       a. Excess Spread:                                      $1,995,847.41

   4.  Total Excess Spread:                                  $14,116,852.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2003-2 Allocable Principal
       Collections:                                         $401,399,956.16

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal
       Collections:                                         $295,156,330.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $295,156,330.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,936,690.60

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $298,093,020.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                           $104,500,000.00

   2.  Required Collateral Invested Amount                  $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $298,093,020.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                        $14,116,852.64
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $234,935.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $502,179.19
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $278,985.61
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                              $11,267,419.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2837%
       b. Prior Monthly Period                                      7.3121%
       c. Second Prior Monthly Period                               6.8283%

   2.  Three Month Average Base Rate                                7.1414%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9890%
       b. Prior Monthly Period                                     19.2655%
       c. Second Prior Monthly Period                              20.1285%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7943%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XII. Series 2003-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,019,967,848.84      750,000,000.00    269,967,848.84
Beginning Adjusted Invested Amount                             N/A      750,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              19,450,510.85       14,302,297.03      5,148,213.82
Collections of Principal Receivables                273,681,788.29      201,242,952.37     72,438,835.93
Defaulted Amount                                      2,723,027.26        2,002,289.04        720,738.22

Ending Invested / Transferor Amounts              1,011,357,735.81      750,000,000.00    261,357,735.81


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1906%             5.4306%           5.5806%
Monthly Interest Due                                  2,765,632.55          280,582.55        342,394.90        3,388,610.00
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,765,632.55          280,582.55        342,394.90        3,388,610.00
Investor Default Amount                               1,651,888.46          160,183.12        190,217.46        2,002,289.04
Investor Monthly Fees Due                             1,031,250.00          100,000.00        118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             5,448,771.01          540,765.67        651,362.36        6,640,899.04

Reallocated Investor Finance Charge Collections                                                                14,323,230.36
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9873%
Base Rate                                                                                                            7.2821%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      618,750,000.00       60,000,000.00     71,250,000.00      750,000,000.00
Interest Distributions                                2,765,632.55          280,582.55        342,394.90        3,388,610.00
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,765,632.55          280,582.55        342,394.90        3,388,610.00
Ending Certificates Balance                         618,750,000.00       60,000,000.00     71,250,000.00      750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.47

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00


   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.68

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.68

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $342,394.90

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $342,394.90

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,816,665.04

       a. Class A Monthly Interest:                           $2,765,632.55
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,651,888.46
       e. Excess Spread:                                      $7,399,144.04

   2.  Class B Available Funds:                               $1,145,858.43

       a. Class B Monthly Interest:                             $280,582.55
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $865,275.88

   3.  Collateral Available Funds:                            $1,360,706.88

       a. Excess Spread:                                      $1,360,706.88

   4.  Total Excess Spread:                                   $9,625,126.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2003-3 Allocable Principal
       Collections:                                         $273,681,788.29

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal
       Collections:                                         $201,242,952.37

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $201,242,952.37

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3                                N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,002,289.04

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $203,245,241.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $71,250,000.00

   2.  Required Collateral Invested Amount                   $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $203,245,241.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                         $9,625,126.80
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $160,183.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $342,394.90
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $190,217.46
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $7,682,331.31

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2821%
       b. Prior Monthly Period                                      7.3105%
       c. Second Prior Monthly Period                               6.8267%

   2.  Three Month Average Base Rate                                7.1398%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9873%
       b. Prior Monthly Period                                     19.2640%
       c. Second Prior Monthly Period                              20.1267%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7927%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XIII. Series 2003-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               924,770,849.61      680,000,000.00    244,770,849.61
Beginning Adjusted Invested Amount                             N/A      680,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              17,635,129.84       12,979,850.98      4,667,713.86
Collections of Principal Receivables                248,138,154.72      182,460,276.81     65,677,877.91
Defaulted Amount                                      2,468,878.05        1,815,408.73        653,469.32

Ending Invested / Transferor Amounts                916,964,347.14      680,000,000.00    236,964,347.14


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                       2,941,000.00                0.00              0.00        2,941,000.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                               2,941,000.00                0.00              0.00        2,941,000.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        1.6900%             1.9000%           5.9806%
Monthly Interest Due                                    828,381.67           64,600.00        262,649.33        1,155,631.00
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                      828,381.67           64,600.00        262,649.33        1,155,631.00
Investor Default Amount                               1,570,328.55          108,924.52        136,155.65        1,815,408.73
Investor Monthly Fees Due                               980,333.33           68,000.00         85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                             3,379,043.55          241,524.52        483,804.99        4,104,373.07

Reallocated Investor Finance Charge Collections                                                                12,321,547.92
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                        12,435.00
Series Adjusted Portfolio Yield                                                                                     18.8200%
Base Rate                                                                                                            3.9633%
Excess Spread Percentage                                                                                            14.5228%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      588,200,000.00       40,800,000.00     51,000,000.00      680,000,000.00
Interest Distributions                                  828,381.67           64,600.00        262,649.33        1,155,631.00
Principal Deposits - Prin. Funding Account          588,200,000.00       40,800,000.00              0.00      629,000,000.00
Principal Distributions                             588,200,000.00       40,800,000.00     51,000,000.00      680,000,000.00
Total Distributions                                 589,028,381.67       40,864,600.00     51,262,649.33      681,155,631.00
Ending Certificates Balance                                   0.00                0.00              0.00                0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                           $1,001.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $1.41

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                              $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                      $1,001.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                              $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                      $51,262,649.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $262,649.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                    $51,000,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                             $10,668,895.23

       a. Class A Monthly Interest:                            $828,381.67
       b. Class A Outstanding Monthly Interest:                      $0.00
       c. Class A Additional Interest:                               $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):      $1,570,328.55
       e. Excess Spread:                                     $8,270,185.01

   2.  Class B Available Funds:                                $740,038.98

       a. Class B Monthly Interest:                             $64,600.00
       b. Class B Outstanding Monthly Interest:                      $0.00
       c. Class B Additional Interest:                               $0.00
       d. Excess Spread:                                       $675,438.98

   3.  Collateral Available Funds:                             $925,048.72

       a. Excess Spread:                                       $925,048.72

   4.  Total Excess Spread:                                  $9,870,672.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2003-4 Allocable Principal
       Collections:                                         $248,138,154.72

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal
       Collections:                                         $182,460,276.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $182,460,276.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,815,408.73

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $184,275,685.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                       N/A

   2.  Required Collateral Invested Amount                              N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   4.  Treated as Shared Principal Collections:                         N/A

M. Application of Principal Collections During Accumulation or
Amortization Period.

   1.  Principal Funding Account:                           $629,000,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:             $51,000,000.00

   3.  Principal Distribution:                              $680,000,000.00

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                         $9,870,672.70
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $108,924.52
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $262,649.33
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $136,155.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                    $0.00
   l4. Balance:                                               $8,229,609.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    3.9633%
       b. Prior Monthly Period                                      4.3256%
       c. Second Prior Monthly Period                               3.7255%

   2.  Three Month Average Base Rate                                4.0048%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   18.8200%
       b. Prior Monthly Period                                     18.0987%
       c. Second Prior Monthly Period                              18.9618%

   4.  Three Month Average Series Adjusted Portfolio Yield         18.6268%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XIV. Series 2004-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,087,965,705.43      800,000,000.00    287,965,705.43
Beginning Adjusted Invested Amount                             N/A      800,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              20,747,211.57       15,255,783.50      5,491,428.07
Collections of Principal Receivables                291,927,240.85      214,659,149.19     77,268,091.65
Defaulted Amount                                      2,904,562.42        2,135,774.98        768,787.44

Ending Invested / Transferor Amounts              1,078,781,584.87      800,000,000.00    278,781,584.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006         May 11, 2006     May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1606%             5.3306%           5.6306%
Monthly Interest Due                                  2,968,509.06          275,415.88        349,099.06        3,593,024.00
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,968,509.06          275,415.88        349,099.06        3,593,024.00
Investor Default Amount                               1,783,372.11          160,183.12        192,219.75        2,135,774.98
Investor Monthly Fees Due                             1,113,333.33          100,000.00        120,000.00        1,333,333.33
Investor Additional Amounts Due
Total Due                                             5,865,214.50          535,599.01        661,318.81        7,062,132.31

Reallocated Investor Finance Charge Collections                                                                15,256,619.05
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9546%
Base Rate                                                                                                            7.2505%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      668,000,000.00       60,000,000.00     72,000,000.00      800,000,000.00
Interest Distributions                                2,968,509.06          275,415.88        349,099.06        3,593,024.00
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,968,509.06          275,415.88        349,099.06        3,593,024.00
Ending Certificates Balance                         668,000,000.00       60,000,000.00     72,000,000.00      800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.44

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.44

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $8,543,585.79

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $349,099.06

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $8,194,486.73

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $12,739,276.90

       a. Class A Monthly Interest:                           $2,968,509.06
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,783,372.11
       e. Excess Spread:                                      $7,987,395.74

   2.  Class B Available Funds:                               $1,144,246.43

       a. Class B Monthly Interest:                             $275,415.88
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $868,830.55

   3.  Collateral Available Funds:                            $1,373,095.71

       a. Excess Spread:                                      $1,373,095.71

   4.  Total Excess Spread:                                  $10,229,322.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2004-1 Allocable Principal
       Collections:                                         $291,927,240.85

   3.  Principal Allocation Percentage of
       Series 2004-1 Allocable Principal
       Collections:                                         $214,659,149.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $214,659,149.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-1:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,135,774.98

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $216,794,924.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $72,000,000.00

   2.  Required Collateral Invested Amount                   $72,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $216,794,924.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

   1.  Excess Spread:                                        $10,229,322.00
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $160,183.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $349,099.06
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,333,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $192,219.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $8,194,486.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2505%
       b. Prior Monthly Period                                      7.2789%
       c. Second Prior Monthly Period                               6.7951%

   2.  Three Month Average Base Rate                                7.1081%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9546%
       b. Prior Monthly Period                                     19.2345%
       c. Second Prior Monthly Period                              20.0919%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7603%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XV. Series 2004-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               543,982,852.71      400,000,000.00    143,982,852.71
Beginning Adjusted Invested Amount                             N/A      400,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              10,373,605.79        7,627,891.75      2,745,714.04
Collections of Principal Receivables                145,963,620.42      107,329,574.60     38,634,045.83
Defaulted Amount                                      1,452,281.21        1,067,887.49        384,393.72

Ending Invested / Transferor Amounts                539,390,792.43      400,000,000.00    139,390,792.43


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.2506%             5.4506%           5.7506%
Monthly Interest Due                                  1,510,139.53          140,807.94        178,269.53        1,829,217.00
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    1,510,139.53          140,807.94        178,269.53        1,829,217.00
Investor Default Amount                                 891,686.05           80,091.56         96,109.87        1,067,887.49
Investor Monthly Fees Due                               556,666.67           50,000.00         60,000.00          666,666.67
Investor Additional Amounts Due
Total Due                                             2,958,492.25          270,899.50        334,379.40        3,563,771.16

Reallocated Investor Finance Charge Collections                                                                 7,661,014.52
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0541%
Base Rate                                                                                                            7.3468%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      334,000,000.00       30,000,000.00     36,000,000.00      400,000,000.00
Interest Distributions                                1,510,139.53          140,807.94        178,269.53        1,829,217.00
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   1,510,139.53          140,807.94        178,269.53        1,829,217.00
Ending Certificates Balance                         334,000,000.00       30,000,000.00     36,000,000.00      400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.52

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.52

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.69

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.69

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $4,275,512.90

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $178,269.53

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $4,097,243.37

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                               $6,396,947.13

       a. Class A Monthly Interest:                           $1,510,139.53
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $891,686.05
       e. Excess Spread:                                      $3,995,121.54

   2.  Class B Available Funds:                                 $574,576.09

       a. Class B Monthly Interest:                             $140,807.94
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $433,768.15

   3.  Collateral Available Funds:                              $689,491.31

       a. Excess Spread:                                        $689,491.31

   4.  Total Excess Spread:                                   $5,118,381.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2004-2 Allocable Principal
       Collections:                                         $145,963,620.42

   3.  Principal Allocation Percentage of
       Series 2004-2 Allocable Principal
       Collections:                                         $107,329,574.60

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $107,329,574.60

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-2:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,067,887.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $108,397,462.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $36,000,000.00

   2.  Required Collateral Invested Amount                   $36,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $108,397,462.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

   1.  Excess Spread:                                         $5,118,381.00
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                  $80,091.56
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $178,269.53
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                        $666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                          $96,109.87
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $4,097,243.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.3468%
       b. Prior Monthly Period                                      7.3751%
       c. Second Prior Monthly Period                               6.8913%

   2.  Three Month Average Base Rate                                7.2044%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   20.0541%
       b. Prior Monthly Period                                     19.3243%
       c. Second Prior Monthly Period                              20.1978%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.8588%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XVI. Series 2004-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               815,974,279.07      600,000,000.00    215,974,279.07
Beginning Adjusted Invested Amount                             N/A      600,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              15,560,408.68       11,441,837.63      4,118,571.05
Collections of Principal Receivables                218,945,430.63      160,994,361.89     57,951,068.74
Defaulted Amount                                      2,178,421.81        1,601,831.23        576,590.58

Ending Invested / Transferor Amounts                809,086,188.65      600,000,000.00    209,086,188.65


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        4.3500%             4.5500%           5.5506%
Monthly Interest Due                                  1,892,250.00          113,750.00        229,426.04        2,235,426.04
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    1,892,250.00          113,750.00        229,426.04        2,235,426.04
Investor Default Amount                               1,393,593.17           80,091.56        128,146.50        1,601,831.23
Investor Monthly Fees Due                               870,000.00           50,000.00         80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,155,843.17          243,841.56        437,572.54        4,837,257.27

Reallocated Investor Finance Charge Collections                                                                12,087,705.68
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     21.2630%
Base Rate                                                                                                            6.3491%
Excess Spread Percentage                                                                                            14.5009%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      522,000,000.00       30,000,000.00     48,000,000.00      600,000,000.00
Interest Distributions                                1,892,250.00          113,750.00        229,426.04        2,235,426.04
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   1,892,250.00          113,750.00        229,426.04        2,235,426.04
Ending Certificates Balance                         522,000,000.00       30,000,000.00     48,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $3.62

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $3.62

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $3.79

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $3.79

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $7,479,874.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $229,426.04

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $7,250,448.40

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $10,516,303.94

       a. Class A Monthly Interest:                           $1,892,250.00
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,393,593.17
       e. Excess Spread:                                      $7,230,460.77

   2.  Class B Available Funds:                                 $604,385.28

       a. Class B Monthly Interest:                             $113,750.00
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $490,635.28

   3.  Collateral Available Funds:                              $967,016.45

       a. Excess Spread:                                        $967,016.45

   4.  Total Excess Spread:                                   $8,688,112.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2004-3 Allocable Principal
       Collections:                                         $218,945,430.63

   3.  Principal Allocation Percentage of
       Series 2004-3 Allocable Principal
       Collections:                                         $160,994,361.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $160,994,361.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-3:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,601,831.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $162,596,193.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $48,000,000.00

   2.  Required Collateral Invested Amount                   $48,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $162,596,193.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

   1.  Excess Spread:                                         $8,688,112.50
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                  $80,091.56
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $229,426.04
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $128,146.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $7,250,448.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    6.3491%
       b. Prior Monthly Period                                      6.9666%
       c. Second Prior Monthly Period                               5.9647%

   2.  Three Month Average Base Rate                                6.4268%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   21.2630%
       b. Prior Monthly Period                                     20.5442%
       c. Second Prior Monthly Period                              21.4029%

   4.  Three Month Average Series Adjusted Portfolio Yield         21.0700%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XVII. Series 2004-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,495,952,844.96    1,100,000,000.00    395,952,844.96
Beginning Adjusted Invested Amount                             N/A    1,100,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              28,527,415.91       20,976,702.31      7,550,713.60
Collections of Principal Receivables                401,399,956.16      295,156,330.14    106,243,626.02
Defaulted Amount                                      3,993,773.32        2,936,690.60      1,057,082.72

Ending Invested / Transferor Amounts              1,483,324,679.19    1,100,000,000.00    383,324,679.19


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1706%             5.3606%           5.5506%
Monthly Interest Due                                  4,089,609.26          380,828.09        473,191.21        4,943,628.56
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    4,089,609.26          380,828.09        473,191.21        4,943,628.56
Investor Default Amount                               2,452,136.65          220,251.79        264,302.15        2,936,690.60
Investor Monthly Fees Due                             1,530,833.33          137,500.00        165,000.00        1,833,333.33
Investor Additional Amounts Due
Total Due                                             8,072,579.24          738,579.88        902,493.36        9,713,652.49

Reallocated Investor Finance Charge Collections                                                                20,981,071.74
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9582%
Base Rate                                                                                                            7.2539%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      918,500,000.00       82,500,000.00     99,000,000.00    1,100,000,000.00
Interest Distributions                                4,089,609.26          380,828.09        473,191.21        4,943,628.56
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   4,089,609.26          380,828.09        473,191.21        4,943,628.56
Ending Certificates Balance                         918,500,000.00       82,500,000.00     99,000,000.00    1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.45

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.45

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.62

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.62

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                      $11,740,610.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $473,191.21

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:         $11,267,419.26

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                             $17,519,194.91

       a. Class A Monthly Interest:                          $4,089,609.26
       b. Class A Outstanding Monthly Interest:                      $0.00
       c. Class A Additional Interest:                               $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):      $2,452,136.65
       e. Excess Spread:                                    $10,977,449.00

   2.  Class B Available Funds:                              $1,573,580.38

       a. Class B Monthly Interest:                            $380,828.09
       b. Class B Outstanding Monthly Interest:                      $0.00
       c. Class B Additional Interest:                               $0.00
       d. Excess Spread:                                     $1,192,752.29

   3.  Collateral Available Funds:                            $1,888,296.46

       a. Excess Spread:                                      $1,888,296.46

   4.  Total Excess Spread:                                  $14,058,497.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2004-4 Allocable Principal
       Collections:                                         $401,399,956.16

   3.  Principal Allocation Percentage of
       Series 2004-4 Allocable Principal
       Collections:                                         $295,156,330.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $295,156,330.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-4:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,936,690.60

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $298,093,020.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $99,000,000.00

   2.  Required Collateral Invested Amount                   $99,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $298,093,020.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

   1.  Excess Spread:                                        $14,058,497.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $220,251.79
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $473,191.21
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $264,302.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                      $11,267,419.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2539%
       b. Prior Monthly Period                                      7.2823%
       c. Second Prior Monthly Period                               6.7985%

   2.  Three Month Average Base Rate                                7.1116%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9582%
       b. Prior Monthly Period                                     19.2377%
       c. Second Prior Monthly Period                              20.0957%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7639%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XVIII. Series 2004-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,359,957,131.78    1,000,000,000.00    359,957,131.78
Beginning Adjusted Invested Amount                             N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              25,934,014.47       19,069,729.38      6,864,285.09
Collections of Principal Receivables                364,909,051.06      268,323,936.49     96,585,114.57
Defaulted Amount                                      3,630,703.02        2,669,718.72        960,984.29

Ending Invested / Transferor Amounts              1,348,476,981.08    1,000,000,000.00    348,476,981.08


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                          May 11, 2006          May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1706%             5.3306%           5.5406%
Monthly Interest Due                                  3,717,826.60          344,269.85        429,398.83        4,491,495.28
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    3,717,826.60          344,269.85        429,398.83        4,491,495.28
Investor Default Amount                               2,229,215.13          200,228.90        240,274.69        2,669,718.72
Investor Monthly Fees Due                             1,391,666.67          125,000.00        150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                             7,338,708.40          669,498.76        819,673.51        8,827,880.67

Reallocated Investor Finance Charge Collections                                                                19,070,989.08
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9549%
Base Rate                                                                                                            7.2507%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      835,000,000.00       75,000,000.00     90,000,000.00    1,000,000,000.00
Interest Distributions                                3,717,826.60          344,269.85        429,398.83        4,491,495.28
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   3,717,826.60          344,269.85        429,398.83        4,491,495.28
Ending Certificates Balance                         835,000,000.00       75,000,000.00     90,000,000.00    1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.45

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.45

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                      $10,672,507.24

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $429,398.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:         $10,243,108.42

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $15,924,275.89

       a. Class A Monthly Interest:                           $3,717,826.60
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,229,215.13
       e. Excess Spread:                                      $9,977,234.15

   2.  Class B Available Funds:                               $1,430,324.18

       a. Class B Monthly Interest:                             $344,269.85
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,086,054.33

   3.  Collateral Available Funds:                            $1,716,389.02

       a. Excess Spread:                                      $1,716,389.02

   4.  Total Excess Spread:                                  $12,779,677.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2004-5 Allocable Principal
       Collections:                                         $364,909,051.06

   3.  Principal Allocation Percentage of
       Series 2004-5 Allocable Principal
       Collections:                                         $268,323,936.49

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $268,323,936.49

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-5:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,669,718.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $270,993,655.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $90,000,000.00

   2.  Required Collateral Invested Amount                   $90,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $270,993,655.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

   1.  Excess Spread:                                        $12,779,677.50
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $200,228.90
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $429,398.83
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $240,274.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                      $10,243,108.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2507%
       b. Prior Monthly Period                                      7.2791%
       c. Second Prior Monthly Period                               6.7953%

   2.  Three Month Average Base Rate                                7.1084%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9549%
       b. Prior Monthly Period                                     19.2347%
       c. Second Prior Monthly Period                              20.0922%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7606%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XIX. Series 2005-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               815,974,279.07      600,000,000.00    215,974,279.07
Beginning Adjusted Invested Amount                             N/A      600,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              15,560,408.68       11,441,837.63      4,118,571.05
Collections of Principal Receivables                218,945,430.63      160,994,361.89     57,951,068.74
Defaulted Amount                                      2,178,421.81        1,601,831.23        576,590.58

Ending Invested / Transferor Amounts                809,086,188.65      600,000,000.00    209,086,188.65


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1106%             5.2006%           5.4106%
Monthly Interest Due                                  2,204,810.96          201,524.41        251,594.30        2,657,929.67
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,204,810.96          201,524.41        251,594.30        2,657,929.67
Investor Default Amount                               1,337,529.08          120,137.34        144,164.81        1,601,831.23
Investor Monthly Fees Due                               835,000.00           75,000.00         90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,377,340.04          396,661.76        485,759.11        5,259,760.90

Reallocated Investor Finance Charge Collections                                                                11,405,625.95
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8799%
Base Rate                                                                                                            7.1782%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      501,000,000.00       45,000,000.00     54,000,000.00      600,000,000.00
Interest Distributions                                2,204,810.96          201,524.41        251,594.30        2,657,929.67
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,204,810.96          201,524.41        251,594.30        2,657,929.67
Ending Certificates Balance                         501,000,000.00       45,000,000.00     54,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.40

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.40

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $6,397,459.34

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $251,594.30

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $6,145,865.05

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $9,523,697.67

       a. Class A Monthly Interest:                          $2,204,810.96
       b. Class A Outstanding Monthly Interest:                      $0.00
       c. Class A Additional Interest:                               $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):      $1,337,529.08
       e. Excess Spread:                                     $5,981,357.63

   2.  Class B Available Funds:                                $855,421.95

       a. Class B Monthly Interest:                            $201,524.41
       b. Class B Outstanding Monthly Interest:                      $0.00
       c. Class B Additional Interest:                               $0.00
       d. Excess Spread:                                       $653,897.53

   3.  Collateral Available Funds:                           $1,026,506.34

       a. Excess Spread:                                     $1,026,506.34

   4.  Total Excess Spread:                                  $7,661,761.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-1 Allocable Principal
       Collections:                                         $218,945,430.63

   3.  Principal Allocation Percentage of
       Series 2005-1 Allocable Principal
       Collections:                                         $160,994,361.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $160,994,361.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-1:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,601,831.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $162,596,193.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $54,000,000.00

   2.  Required Collateral Invested Amount                   $54,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $162,596,193.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

   1.  Excess Spread:                                         $7,661,761.50
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $120,137.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $251,594.30
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $144,164.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $6,145,865.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1782%
       b. Prior Monthly Period                                      7.2066%
       c. Second Prior Monthly Period                               6.7228%

   2.  Three Month Average Base Rate                                7.0358%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8799%
       b. Prior Monthly Period                                     19.1670%
       c. Second Prior Monthly Period                              20.0124%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6864%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XX. Series 2005-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               815,974,279.07      600,000,000.00    215,974,279.07
Beginning Adjusted Invested Amount                             N/A      600,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              15,560,408.68       11,441,837.63      4,118,571.05
Collections of Principal Receivables                218,945,430.63      160,994,361.89     57,951,068.74
Defaulted Amount                                      2,178,421.81        1,601,831.23        576,590.58

Ending Invested / Transferor Amounts                809,086,188.65      600,000,000.00    209,086,188.65


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1806%             5.3606%           5.5706%
Monthly Interest Due                                  2,235,010.13          207,724.41        259,034.30        2,701,768.83
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,235,010.13          207,724.41        259,034.30        2,701,768.83
Investor Default Amount                               1,337,529.08          120,137.34        144,164.81        1,601,831.23
Investor Monthly Fees Due                               835,000.00           75,000.00         90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             4,407,539.21          402,861.76        493,199.11        5,303,600.07

Reallocated Investor Finance Charge Collections                                                                11,449,465.12
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9688%
Base Rate                                                                                                            7.2642%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      501,000,000.00       45,000,000.00     54,000,000.00      600,000,000.00
Interest Distributions                                2,235,010.13          207,724.41        259,034.30        2,701,768.83
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,235,010.13          207,724.41        259,034.30        2,701,768.83
Ending Certificates Balance                         501,000,000.00       45,000,000.00     54,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.46

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.46

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.62

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.62

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $6,404,899.34

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $259,034.30

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $6,145,865.05

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                               $9,560,303.37

       a. Class A Monthly Interest:                           $2,235,010.13
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,337,529.08
       e. Excess Spread:                                      $5,987,764.17

   2.  Class B Available Funds:                                 $858,709.88

       a. Class B Monthly Interest:                             $207,724.41
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $650,985.47

   3.  Collateral Available Funds:                            $1,030,451.86

       a. Excess Spread:                                      $1,030,451.86

   4.  Total Excess Spread:                                   $7,669,201.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-2 Allocable Principal
       Collections:                                         $218,945,430.63

   3.  Principal Allocation Percentage of
       Series 2005-2 Allocable Principal
       Collections:                                         $160,994,361.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $160,994,361.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-2:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,601,831.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $162,596,193.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $54,000,000.00

   2.  Required Collateral Invested Amount                   $54,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $162,596,193.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

   1.  Excess Spread:                                         $7,669,201.50
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $120,137.34
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $259,034.30
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $144,164.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $6,145,865.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2642%
       b. Prior Monthly Period                                      7.2926%
       c. Second Prior Monthly Period                               6.8088%

   2.  Three Month Average Base Rate                                7.1219%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9688%
       b. Prior Monthly Period                                     19.2473%
       c. Second Prior Monthly Period                              20.1070%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7744%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXI. Series 2005-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               951,969,992.25      700,000,000.00    251,969,992.25
Beginning Adjusted Invested Amount                             N/A      700,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              18,153,810.13       13,348,810.56      4,804,999.56
Collections of Principal Receivables                255,436,335.74      187,826,755.54     67,609,580.20
Defaulted Amount                                      2,541,492.11        1,868,803.11        672,689.01

Ending Invested / Transferor Amounts                943,933,886.76      700,000,000.00    243,933,886.76


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.0806%             5.2206%           5.3306%
Monthly Interest Due                                  2,557,179.87          236,015.98        289,186.68        3,082,382.53
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,557,179.87          236,015.98        289,186.68        3,082,382.53
Investor Default Amount                               1,560,450.59          140,160.23        168,192.28        1,868,803.11
Investor Monthly Fees Due                               974,166.67           87,500.00        105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,091,797.13          463,676.21        562,378.96        6,117,852.30

Reallocated Investor Finance Charge Collections                                                                13,288,028.19
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8477%
Base Rate                                                                                                            7.1470%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00
Interest Distributions                                2,557,179.87          236,015.98        289,186.68        3,082,382.53
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,557,179.87          236,015.98        289,186.68        3,082,382.53
Ending Certificates Balance                         584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.37

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.37

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $7,459,362.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $289,186.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $7,170,175.89

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,095,503.54

       a. Class A Monthly Interest:                           $2,557,179.87
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,560,450.59
       e. Excess Spread:                                      $6,977,873.08

   2.  Class B Available Funds:                                 $996,602.11

       a. Class B Monthly Interest:                             $236,015.98
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $760,586.13

   3.  Collateral Available Funds:                            $1,195,922.54

       a. Excess Spread:                                      $1,195,922.54

   4.  Total Excess Spread:                                   $8,934,381.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-3 Allocable Principal
       Collections:                                         $255,436,335.74

   3.  Principal Allocation Percentage of
       Series 2005-3 Allocable Principal
       Collections:                                         $187,826,755.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $187,826,755.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-3:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,868,803.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $189,695,558.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $63,000,000.00

   2.  Required Collateral Invested Amount                   $63,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $189,695,558.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-3

   1.  Excess Spread:                                         $8,934,381.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $140,160.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $289,186.68
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $168,192.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $7,170,175.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1470%
       b. Prior Monthly Period                                      7.1754%
       c. Second Prior Monthly Period                               6.6916%

   2.  Three Month Average Base Rate                                7.0047%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8477%
       b. Prior Monthly Period                                     19.1379%
       c. Second Prior Monthly Period                              19.9781%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6546%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXII. Series 2005-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               679,978,565.89      500,000,000.00    179,978,565.89
Beginning Adjusted Invested Amount                             N/A      500,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              12,967,007.23        9,534,864.69      3,432,142.55
Collections of Principal Receivables                182,454,525.53      134,161,968.24     48,292,557.28
Defaulted Amount                                      1,815,351.51        1,334,859.36        480,492.15

Ending Invested / Transferor Amounts                674,238,490.54      500,000,000.00    174,238,490.54


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1506%             5.3306%           5.5006%
Monthly Interest Due                                  1,851,723.02          172,134.93        213,149.41        2,237,007.36
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    1,851,723.02          172,134.93        213,149.41        2,237,007.36
Investor Default Amount                               1,114,607.57          100,114.45        120,137.34        1,334,859.36
Investor Monthly Fees Due                               695,833.33           62,500.00         75,000.00          833,333.33
Investor Additional Amounts Due
Total Due                                             3,662,163.92          334,749.38        408,286.76        4,405,200.06

Reallocated Investor Finance Charge Collections                                                                 9,526,754.26
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9336%
Base Rate                                                                                                            7.2302%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      417,500,000.00       37,500,000.00     45,000,000.00      500,000,000.00
Interest Distributions                                1,851,723.02          172,134.93        213,149.41        2,237,007.36
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   1,851,723.02          172,134.93        213,149.41        2,237,007.36
Ending Certificates Balance                         417,500,000.00       37,500,000.00     45,000,000.00      500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.44

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.44

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $5,334,703.62

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $213,149.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $5,121,554.21

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                               $7,954,839.81

       a. Class A Monthly Interest:                           $1,851,723.02
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,114,607.57
       e. Excess Spread:                                      $4,988,509.22

   2.  Class B Available Funds:                                 $714,506.57

       a. Class B Monthly Interest:                             $172,134.93
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $542,371.64

   3.  Collateral Available Funds:                              $857,407.88

       a. Excess Spread:                                        $857,407.88

   4.  Total Excess Spread:                                   $6,388,288.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-4 Allocable Principal
       Collections:                                         $182,454,525.53

   3.  Principal Allocation Percentage of
       Series 2005-4 Allocable Principal
       Collections:                                         $134,161,968.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $134,161,968.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-4:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,334,859.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $135,496,827.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $45,000,000.00

   2.  Required Collateral Invested Amount                   $45,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $135,496,827.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-4

   1.  Excess Spread:                                         $6,388,288.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $100,114.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $213,149.41
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                        $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $120,137.34
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $5,121,554.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2302%
       b. Prior Monthly Period                                      7.2585%
       c. Second Prior Monthly Period                               6.7747%

   2.  Three Month Average Base Rate                                7.0878%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9336%
       b. Prior Monthly Period                                     19.2155%
       c. Second Prior Monthly Period                              20.0696%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7396%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXIII. Series 2005-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount             1,495,952,844.96    1,100,000,000.00    395,952,844.96
Beginning Adjusted Invested Amount                             N/A    1,100,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              28,527,415.91       20,976,702.31      7,550,713.60
Collections of Principal Receivables                401,399,956.16      295,156,330.14    106,243,626.02
Defaulted Amount                                      3,993,773.32        2,936,690.60      1,057,082.72

Ending Invested / Transferor Amounts              1,483,324,679.19    1,100,000,000.00    383,324,679.19


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                          May 11, 2006        May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1206%             5.2606%           5.4006%
Monthly Interest Due                                  4,050,062.73          373,723.92        460,403.71        4,884,190.36
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    4,050,062.73          373,723.92        460,403.71        4,884,190.36
Investor Default Amount                               2,452,136.65          220,251.79        264,302.15        2,936,690.60
Investor Monthly Fees Due                             1,530,833.33          137,500.00        165,000.00        1,833,333.33
Investor Additional Amounts Due
Total Due                                             8,033,032.71          731,475.72        889,705.86        9,654,214.29

Reallocated Investor Finance Charge Collections                                                                20,921,633.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8924%
Base Rate                                                                                                            7.1903%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      918,500,000.00       82,500,000.00     99,000,000.00    1,100,000,000.00
Interest Distributions                                4,050,062.73          373,723.92        460,403.71        4,884,190.36
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   4,050,062.73          373,723.92        460,403.71        4,884,190.36
Ending Certificates Balance                         918,500,000.00       82,500,000.00     99,000,000.00    1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.41

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.53

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.53

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                      $11,727,822.97

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $460,403.71

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:         $11,267,419.26

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $17,469,564.01

       a. Class A Monthly Interest:                           $4,050,062.73
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $2,452,136.65
       e. Excess Spread:                                     $10,967,364.63

   2.  Class B Available Funds:                               $1,569,122.52

       a. Class B Monthly Interest:                             $373,723.92
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                      $1,195,398.59

   3.  Collateral Available Funds:                            $1,882,947.02

       a. Excess Spread:                                      $1,882,947.02

   4.  Total Excess Spread:                                  $14,045,710.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-5 Allocable Principal
       Collections:                                         $401,399,956.16

   3.  Principal Allocation Percentage of
       Series 2005-5 Allocable Principal
       Collections:                                         $295,156,330.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $295,156,330.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-5:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $2,936,690.60

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $298,093,020.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $99,000,000.00

   2.  Required Collateral Invested Amount                   $99,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $298,093,020.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-5

   1.  Excess Spread:                                        $14,045,710.25
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $220,251.79
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $460,403.71
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $264,302.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                      $11,267,419.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1903%
       b. Prior Monthly Period                                      7.2187%
       c. Second Prior Monthly Period                               6.7349%

   2.  Three Month Average Base Rate                                7.0480%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8924%
       b. Prior Monthly Period                                     19.1783%
       c. Second Prior Monthly Period                              20.0257%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6988%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXIV. Series 2005-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               951,969,992.25      700,000,000.00    251,969,992.25
Beginning Adjusted Invested Amount                             N/A      700,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              18,153,810.13       13,348,810.56      4,804,999.56
Collections of Principal Receivables                255,436,335.74      187,826,755.54     67,609,580.20
Defaulted Amount                                      2,541,492.11        1,868,803.11        672,689.01

Ending Invested / Transferor Amounts                943,933,886.76      700,000,000.00    243,933,886.76


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.0806%             5.2206%           5.3306%
Monthly Interest Due                                  2,557,179.87          236,015.98        289,186.68        3,082,382.53
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,557,179.87          236,015.98        289,186.68        3,082,382.53
Investor Default Amount                               1,560,450.59          140,160.23        168,192.28        1,868,803.11
Investor Monthly Fees Due                               974,166.67           87,500.00        105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,091,797.13          463,676.21        562,378.96        6,117,852.30

Reallocated Investor Finance Charge Collections                                                                13,288,028.19
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8477%
Base Rate                                                                                                            7.1470%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00
Interest Distributions                                2,557,179.87          236,015.98        289,186.68        3,082,382.53
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,557,179.87          236,015.98        289,186.68        3,082,382.53
Ending Certificates Balance                         584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.37

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.37

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $7,459,362.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $289,186.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $7,170,175.89

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,095,503.54

       a. Class A Monthly Interest:                           $2,557,179.87
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,560,450.59
       e. Excess Spread:                                      $6,977,873.08

   2.  Class B Available Funds:                                 $996,602.11

       a. Class B Monthly Interest:                             $236,015.98
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $760,586.13

   3.  Collateral Available Funds:                            $1,195,922.54

       a. Excess Spread:                                      $1,195,922.54

   4.  Total Excess Spread:                                   $8,934,381.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-6 Allocable Principal
       Collections:                                         $255,436,335.74

   3.  Principal Allocation Percentage of
       Series 2005-6 Allocable Principal
       Collections:                                         $187,826,755.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $187,826,755.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-6:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,868,803.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $189,695,558.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $63,000,000.00

   2.  Required Collateral Invested Amount                   $63,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $189,695,558.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-6

   1.  Excess Spread:                                         $8,934,381.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $140,160.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $289,186.68
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $168,192.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $7,170,175.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1470%
       b. Prior Monthly Period                                      7.1754%
       c. Second Prior Monthly Period                               6.6916%

   2.  Three Month Average Base Rate                                7.0047%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8477%
       b. Prior Monthly Period                                     19.1379%
       c. Second Prior Monthly Period                              19.9781%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6546%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXV. Series 2005-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               951,969,992.25      700,000,000.00    251,969,992.25
Beginning Adjusted Invested Amount                             N/A      700,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              18,153,810.13       13,348,810.56      4,804,999.56
Collections of Principal Receivables                255,436,335.74      187,826,755.54     67,609,580.20
Defaulted Amount                                      2,541,492.11        1,868,803.11        672,689.01

Ending Invested / Transferor Amounts                943,933,886.76      700,000,000.00    243,933,886.76


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                           May 11, 2006         May 11, 2006        May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1506%             5.3506%           5.4906%
Monthly Interest Due                                  2,592,412.23          241,893.06        297,866.68        3,132,171.97
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,592,412.23          241,893.06        297,866.68        3,132,171.97
Investor Default Amount                               1,560,450.59          140,160.23        168,192.28        1,868,803.11
Investor Monthly Fees Due                               974,166.67           87,500.00        105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,127,029.49          469,553.30        571,058.96        6,167,641.75

Reallocated Investor Finance Charge Collections                                                                13,337,817.64
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9342%
Base Rate                                                                                                            7.2308%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00
Interest Distributions                                2,592,412.23          241,893.06        297,866.68        3,132,171.97
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,592,412.23          241,893.06        297,866.68        3,132,171.97
Ending Certificates Balance                         584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.44

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.44

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.61

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.61

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00
ctions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $7,468,042.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $297,866.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $7,170,175.89

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,137,077.73

       a. Class A Monthly Interest:                           $2,592,412.23
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,560,450.59
       e. Excess Spread:                                      $6,984,214.90

   2.  Class B Available Funds:                               $1,000,336.32

       a. Class B Monthly Interest:                             $241,893.06
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $758,443.26

   3.  Collateral Available Funds:                            $1,200,403.59

       a. Excess Spread:                                      $1,200,403.59

   4.  Total Excess Spread:                                   $8,943,061.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-7 Allocable Principal
       Collections:                                         $255,436,335.74

   3.  Principal Allocation Percentage of
       Series 2005-7 Allocable Principal
       Collections:                                         $187,826,755.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $187,826,755.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-7:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,868,803.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $189,695,558.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $63,000,000.00

   2.  Required Collateral Invested Amount                   $63,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $189,695,558.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-7

   1.  Excess Spread:                                         $8,943,061.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $140,160.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $297,866.68
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $168,192.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $7,170,175.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.2308%
       b. Prior Monthly Period                                      7.2591%
       c. Second Prior Monthly Period                               6.7753%

   2.  Three Month Average Base Rate                                7.0884%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.9342%
       b. Prior Monthly Period                                     19.2161%
       c. Second Prior Monthly Period                              20.0702%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.7402%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXVI. Series 2005-8 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               679,978,565.89      500,000,000.00    179,978,565.89
Beginning Adjusted Invested Amount                             N/A      500,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              12,967,007.23        9,534,864.69      3,432,142.55
Collections of Principal Receivables                182,454,525.53      134,161,968.24     48,292,557.28
Defaulted Amount                                      1,815,351.51        1,334,859.36        480,492.15

Ending Invested / Transferor Amounts                674,238,490.54      500,000,000.00    174,238,490.54


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1106%             5.2506%           5.4106%
Monthly Interest Due                                  1,837,342.47          169,551.59        209,661.91        2,216,555.97
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    1,837,342.47          169,551.59        209,661.91        2,216,555.97
Investor Default Amount                               1,114,607.57          100,114.45        120,137.34        1,334,859.36
Investor Monthly Fees Due                               695,833.33           62,500.00         75,000.00          833,333.33
Investor Additional Amounts Due
Total Due                                             3,647,783.37          332,166.05        404,799.26        4,384,748.67

Reallocated Investor Finance Charge Collections                                                                 9,506,302.88
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8839%
Base Rate                                                                                                            7.1820%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      417,500,000.00       37,500,000.00     45,000,000.00      500,000,000.00
Interest Distributions                                1,837,342.47          169,551.59        209,661.91        2,216,555.97
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   1,837,342.47          169,551.59        209,661.91        2,216,555.97
Ending Certificates Balance                         417,500,000.00       37,500,000.00     45,000,000.00      500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.40

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.40

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.52

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.52

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $5,331,216.12

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $209,661.91

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $5,121,554.21

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                               $7,937,762.90

       a. Class A Monthly Interest:                           $1,837,342.47
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,114,607.57
       e. Excess Spread:                                      $4,985,812.87

   2.  Class B Available Funds:                                 $712,972.72

       a. Class B Monthly Interest:                             $169,551.59
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $543,421.12

   3.  Collateral Available Funds:                              $855,567.26

       a. Excess Spread:                                        $855,567.26

   4.  Total Excess Spread:                                   $6,384,801.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2005-8 Allocable Principal
       Collections:                                         $182,454,525.53

   3.  Principal Allocation Percentage of
       Series 2005-8 Allocable Principal
       Collections:                                         $134,161,968.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $134,161,968.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2005-8:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,334,859.36

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $135,496,827.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $45,000,000.00

   2.  Required Collateral Invested Amount                   $45,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $135,496,827.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-8

   1.  Excess Spread:                                         $6,384,801.25
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $100,114.45
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $209,661.91
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                        $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $120,137.34
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $5,121,554.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1820%
       b. Prior Monthly Period                                      7.2104%
       c. Second Prior Monthly Period                               6.7266%

   2.  Three Month Average Base Rate                                7.0397%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8838%
       b. Prior Monthly Period                                     19.1706%
       c. Second Prior Monthly Period                              20.0166%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6903%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXVII. Series 2006-A Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               951,969,992.25      700,000,000.00    251,969,992.25
Beginning Adjusted Invested Amount                             N/A      700,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              18,153,810.13       13,348,810.56      4,804,999.56
Collections of Principal Receivables                255,436,335.74      187,826,755.54     67,609,580.20
Defaulted Amount                                      2,541,492.11        1,868,803.11        672,689.01

Ending Invested / Transferor Amounts                943,933,886.76      700,000,000.00    243,933,886.76


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.0706%             5.1906%           5.3106%
Monthly Interest Due                                  2,552,146.67          234,659.73        288,101.68        3,074,908.08
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,552,146.67          234,659.73        288,101.68        3,074,908.08
Investor Default Amount                               1,560,450.59          140,160.23        168,192.28        1,868,803.11
Investor Monthly Fees Due                               974,166.67           87,500.00        105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,086,763.94          462,319.96        561,293.96        6,110,377.86

Reallocated Investor Finance Charge Collections                                                                13,280,553.75
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8347%
Base Rate                                                                                                            7.1345%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00
Interest Distributions                                2,552,146.67          234,659.73        288,101.68        3,074,908.08
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,552,146.67          234,659.73        288,101.68        3,074,908.08
Ending Certificates Balance                         584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.37

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.37

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $7,458,277.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $288,101.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $7,170,175.89

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,089,262.38

       a. Class A Monthly Interest:                           $2,552,146.67
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,560,450.59
       e. Excess Spread:                                      $6,976,665.11

   2.  Class B Available Funds:                                 $996,041.53

       a. Class B Monthly Interest:                             $234,659.73
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $761,381.80

   3.  Collateral Available Funds:                            $1,195,249.84

       a. Excess Spread:                                      $1,195,249.84

   4.  Total Excess Spread:                                   $8,933,296.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2006-A Allocable Principal
       Collections:                                         $255,436,335.74

   3.  Principal Allocation Percentage of
       Series 2006-A Allocable Principal
       Collections:                                         $187,826,755.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $187,826,755.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2006-A:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,868,803.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $189,695,558.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $63,000,000.00

   2.  Required Collateral Invested Amount                   $63,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $189,695,558.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2006-A

   1.  Excess Spread:                                         $8,933,296.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $140,160.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $288,101.68
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $168,192.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $7,170,175.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1344%
       b. Prior Monthly Period                                      7.1628%
       c. Second Prior Monthly Period                               6.6790%

   2.  Three Month Average Base Rate                                6.9921%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8347%
       b. Prior Monthly Period                                     19.1262%
       c. Second Prior Monthly Period                              19.9643%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6417%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes

XXVIII. Series 2006-B Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                     Series          Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations           Interest           Interest
----------------------------------                -----------           --------           --------

Beginning Invested /Transferor Amount               951,969,992.25      700,000,000.00    251,969,992.25
Beginning Adjusted Invested Amount                             N/A      700,000,000.00               N/A
Floating Allocation Percentage                                 N/A            73.5317%          26.4683%
Principal Allocation Percentage                                N/A            73.5317%          26.4683%
Collections of Finance Chg. Receivables              18,153,810.13       13,348,810.56      4,804,999.56
Collections of Principal Receivables                255,436,335.74      187,826,755.54     67,609,580.20
Defaulted Amount                                      2,541,492.11        1,868,803.11        672,689.01

Ending Invested / Transferor Amounts                943,933,886.76      700,000,000.00    243,933,886.76


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
B. Monthly Period Funding Requirements              Class A              Class B           Interest             Total
--------------------------------------              -------              -------           --------             -----

Principal Funding Account                                     0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                0.00
Reserve Account Opening Balance                               0.00                0.00              0.00                0.00
Reserve Account Deposit                                       0.00                0.00              0.00                0.00
Reserve Draw Amount                                           0.00                0.00              0.00                0.00
Reserve Account Surplus                                       0.00                0.00              0.00                0.00
Reserve Account Closing Balance                               0.00                0.00              0.00                0.00

LIBOR Determination Date                            May 11, 2006        May 11, 2006      May 11, 2006
Coupon May 15, 2006 - June 14, 2006                        5.1206%             5.2306%           5.3706%
Monthly Interest Due                                  2,577,312.65          236,468.06        291,356.68        3,105,137.39
Outstanding Monthly Interest Due                              0.00                0.00              0.00                0.00
Additional Interest Due                                       0.00                0.00              0.00                0.00
Total Interest Due                                    2,577,312.65          236,468.06        291,356.68        3,105,137.39
Investor Default Amount                               1,560,450.59          140,160.23        168,192.28        1,868,803.11
Investor Monthly Fees Due                               974,166.67           87,500.00        105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                             5,111,929.91          464,128.30        564,548.96        6,140,607.16

Reallocated Investor Finance Charge Collections                                                                13,310,783.05
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.8873%
Base Rate                                                                                                            7.1853%
Excess Spread Percentage                                                                                            12.2917%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A              Class B           Interest             Total
--------------------------------------------        -------              -------           --------             -----

Beginning Certificates Balance                      584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00
Interest Distributions                                2,577,312.65          236,468.06        291,356.68        3,105,137.39
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                0.00
Principal Distributions                                       0.00                0.00              0.00                0.00
Total Distributions                                   2,577,312.65          236,468.06        291,356.68        3,105,137.39
Ending Certificates Balance                         584,500,000.00       52,500,000.00     63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                               $4.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                           $4.41

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest                                               $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                   $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                  $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                              $0.00
   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                  $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                         $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                          $4.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                           $4.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                      $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                        $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                    $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                  $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                               $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                              $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                       $7,461,532.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                        $291,356.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                           $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                             $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:          $7,170,175.89

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                      $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                              $11,114,503.85

       a. Class A Monthly Interest:                           $2,577,312.65
       b. Class A Outstanding Monthly Interest:                       $0.00
       c. Class A Additional Interest:                                $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):       $1,560,450.59
       e. Excess Spread:                                      $6,976,740.61

   2.  Class B Available Funds:                                 $998,308.73

       a. Class B Monthly Interest:                             $236,468.06
       b. Class B Outstanding Monthly Interest:                       $0.00
       c. Class B Additional Interest:                                $0.00
       d. Excess Spread:                                        $761,840.66

   3.  Collateral Available Funds:                            $1,197,970.47

       a. Excess Spread:                                      $1,197,970.47

   4.  Total Excess Spread:                                   $8,936,551.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                            73.5317%

   2.  Series 2006-B Allocable Principal
       Collections:                                         $255,436,335.74

   3.  Principal Allocation Percentage of
       Series 2006-B Allocable Principal
       Collections:                                         $187,826,755.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                          $0.00

   5.  Item 3 minus item 4:                                 $187,826,755.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2006-B:                               N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                           $1,868,803.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                              $189,695,558.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                            $63,000,000.00

   2.  Required Collateral Invested Amount                   $63,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                      $0.00

   4.  Treated as Shared Principal Collections:             $189,695,558.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        N/A

   3.  Principal Distribution:                                          N/A

   4.  Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2006-B

   1.  Excess Spread:                                         $8,936,551.75
   2.  Excess Finance Charge Collections:                             $0.00
   3.  Applied to fund Class A Required Amount:                       $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                            $0.00
   5.  Applied to fund Class B overdue Interest:                      $0.00
   6.  Applied to fund Class B Required Amount:                 $140,160.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                    $0.00
   8.  Applied to Collateral Monthly Interest:                  $291,356.68
   9.  Applied to unpaid Monthly Servicing Fee
       paid to Servicer:                                      $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                         $168,192.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                    $0.00
   12. Deposited to Reserve Account:                                  $0.00
   l3. Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $7,170,175.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                    7.1853%
       b. Prior Monthly Period                                      7.2137%
       c. Second Prior Monthly Period                               6.7299%

   2.  Three Month Average Base Rate                                7.0429%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                   19.8873%
       b. Prior Monthly Period                                     19.1736%
       c. Second Prior Monthly Period                              20.0202%

   4.  Three Month Average Series Adjusted Portfolio Yield         19.6937%

   5.  Is the 3 month average series adjusted portfolio
       more than the 3 month average base rate:                         Yes



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